Exhibit 32.2

CERTIFICATION

In connection with the annual report of Devon Energy Corporation (“Devon”) on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William T. Vaughn, Chief Financial Officer of Devon, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Devon.

/s/ William T. Vaughn
William T. Vaughn
Chief Financial Officer

Date: March 4, 2004